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                                                                   EXHIBIT 10.22

                                                                             ***

                                                          J.P. "RICK" CARNEY
                                                        DUPAGE COUNTY RECORDER
                                                     FEB. 09, 2004      11:00 AM
                                                     DEED          04-05-400-018
                                                     005 PAGES      R2004-038143

WARRANTY DEED

This Document Prepared By:
James S. Gray, Esq.
Freeborn and Peters LLP
311 South Wacker Drive, Suite 3000
Chicago, Illinois 60606

After Recording Please Return To:
Marvin W. Temple, Esq.
Marvin W. Temple Ltd. 71-5649
555 Skokie Blvd.. Suite 595
Northbrook, Illinois 60062

         GRANTOR, M-WAVE, INC., A DELAWARE CORPORATION, having its principal office at 475 Industrial Drive, West Chicago, Illinois 60185, for and in consideration of Ten ($10.00) Dollars, and other good and valuable consideration in hand paid, the receipt whereof is hereby acknowledged, CONVEYS AND WARRANTS TO AMI PARTNERS, L.L.C., AN ILLINOIS LIMITED LIABILITY COMPANY, having its principal office at c/o American Standard Circuits, Inc., 3615 Wolf Road, Franklin Park. Illinois 60131, GRANTEE, and to Grantee's successors and assigns forever, all of Grantor's right, title and interest in and to that certain tract or parcel or land situated in the County of Du Page in the State of Illinois, and described in Exhibit A attached hereto and made a part hereof, and subject to those certain permitted title exceptions as set forth on Exhibit B attached hereto and made a part hereof together with the improvements located thereon.

Permanent Index Number: 04-05-400-018-0000

Address of Property: 475 Industrial Drive, West Chicago, Illinois

And Grantor, for itself and its successors does covenant, promise and agree, to and with Grantee, Grantee's successors and assigns, that Grantor has not done or suffered to be done anything whereby the Premises hereby granted are, or may be, in any manner encumbered or charged, except as herein recited; and that Grantor will warrant and forever defend title to the Premises, against all persons lawfully claiming or who may claim the same, by, through or under Grantor.

         IN WITNESS WHEREOF, Grantor has caused its name to be signed to these presents, this 26th day of January, 2004.

                                            M-Wave, Inc., a Delaware corporation

                                            By: /s/ Joe Turek
                                                --------------------------------
                                                Joe Turek, President

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STATE OF ILLINOIS    )
                     ) SS.
COUNTY OF DU PAGE          )

                  I JULIE A. EBBERT, a notary public in and for said County, in the State aforesaid, do hereby certify that Joe Turek, personally known to me to be the President of M-Wave, Inc., a Delaware corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this 28th day of January, 2004, in person, and acknowledged that he signed, sealed and delivered the said instrument as his free and voluntary act, and as the free and voluntary act of such company, for the uses and purposes therein set forth.

                                        /s/ JULIE A. EBBERT
                                        ----------------------------------------
                                                    Notary Public

                                        My Commission Expires: _________________
                                                         [SEAL]

                          #0000028758
                          REAL ESTATE
[SEAL]                    TRANSFER TAX
                             0300000
                            FP326686

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                                    EXHIBIT A

                               LEGAL DESCRIPTION

LOT 2 IN WESCOM RESUBDIVISION OF LOT 13, BEING A RESUBDIVISION OF LOT 13 IN WESCOM INDUSTRIAL PARK, BEING A SUBDIVISION OF PART OF THE SOUTH 1/2 OF SECTION 5, TOWNSHIP 39 NORTH, RANGE 9, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED MARCH 31, 1988 AS DOCUMENT R88-031319, IN DU PAGE COUNTY, ILLINOIS.

Permanent Index Number: 04-05-400-018-0000

Address of Property: 475 Industrial Drive, West Chicago, Illinois

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                                    EXHIBIT B

                              PERMITTED EXCEPTIONS

     1. General real estate taxes and assessments for the year 2003 and subsequent years not yet due and payable.

     2. Agreement recorded on June 5, 1975 as Document R75-25632 made by and between American National Bank, as Trustee under Trust Agreement dated December 12, 1972 and known as Trust Number 77412, its successors and assigns, the City of West Chicago, Illinois, and others, providing that all parties, except the City, shall have the sole and exclusive responsibility for any and all costs related to the construction, operation, maintenance, and general upkeep of a retention basin, that the City shall have unfettered right of access to the retention basin, and that all parties shall hold the City harmless and indemnify the City for all costs or damages caused directly or indirectly by the retention basin.

     3. Covenants, conditions and restrictions set forth in a Declaration dated December 5, 1980 and recorded December 11, 1980 as Document R80-77254 made by American National Bank and Trust Company of Chicago, as Trustee under Trust Agreement dated April 1, 1979 know as Trust Number 46253 providing for permitted uses of and activity on the land, for the creation of an architectural control committee, for the quality, location, use and maintenance of the improvements on the land and for the landscaping and trash control of the land (but omitting any such covenant or restrictions based on race, color, religion, sex, handicap, familial status or national origin unless and only to the extent that said covenant (A) is exempt under Chapter 42, Section 3607 of the United States Code or (B) relates to handicap but does not discriminate against handicapped persons).

          The covenants, conditions and restrictions are to be in force for a period of 40 years from the date thereof.

     5. Easement provisions as contained in the certificate appended to the plat of Wescom Resubdivision of Lot 13, aforesaid, as follows:

          No easements were depicted on the plat of subdivision.

     6. Encroachment of parking area onto Industrial Drive as dedicated by plat of Wescom Industrial Park recorded June 7, 1974 as Document R74-27912, as disclosed by plat of survey prepared by North Shore Survey, Ltd. Job No. 31786-R dated June 1, 2000 and revised October 26, 2000.

     7.   Private, public and utility easements and road and highways, if any.

     8. Special taxes or assessments for improvements not yet completed, if any.

     9.   Matters caused by, through or under Grantee.

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     10.  Matters known to Grantee.

     11. Industrial Loft Lease dated January 28, 2004 by and between Grantee and Grantor.

     12. Industrial Loft Lease dated January 28, 2004 by and between Grantee and American Standard Circuits, Inc.

     13.  Customary Operations Contracts.